UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 2, 2007

ThermoEnergy Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-46104-FW	71-00659511
(Commission File Number)	(IRS Employer Identification No.)

124 West Capitol Avenue, Suite 880, Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-6477
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 10, 2007, we filed a Current Report on Form 8-K reporting, among other things, that on July 2, 2007 we completed the acquisition of a majority interest in CASTion Corporation, a Massachusetts corporation. In that Current Report, we indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed no later than 71 calendar days after the date the Current Report reporting the acquisition was required to be filed. This Amendment No. 1 to our July 10, 2007 Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited financial statements for CASTion Corporation as of and for the years ended December 31, 2006 and 2005, including the notes thereto.

Unaudited financial statements for CASTion Corporation as of and for the six months ended June 30, 2007 and 2006, including the notes thereto.

(b)	Pro Forma Financial Information

Pro forma financial statements for ThermoEnergy Corporation (unaudited).

(d)	Exhibits

Exhibit No.	Description

99.1	Financial statements for CASTion Corporation as of and for the years ended December 31, 2006 and 2005 and as of and for the six months ended June 30, 2007 and 2006, including the notes thereto

99.2	Unaudited pro forma financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2007

THERMOENERGY CORPORATION
(Registrant)

By:  /s/ Andrew T. Melton

Name:  Andrew T. Melton
Title:  Executive Vice President and Chief Financial Officer